UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-00833


                                   ASA LIMITED
                                   -----------
               (Exact name of Registrant as Specified in Charter)

                               36 Wierda Road West
                                  Sandton 2196
                                  South Africa

               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (716) 883-2427

                           Lawrence G. Nardolillo, CPA
                                 LGN Associates
                                  P.O. Box 269
                             Florham Park, NJ 07932

                     (Name and Address of Agent for Service)

                                    Copy to:
                             R. DARRELL MOUNTS, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036





Date of fiscal year end: November 30, 2003

Date of reporting period: November 30, 2003

Item 1.  Report to Shareholders


                                   ASA LIMITED

                                     ANNUAL
                                     REPORT

















                                      2003

ASA LIMITED


Incorporated in the
Republic of South Africa

(Registration No. 1958/01920/06)

ANNUAL REPORT AND
FINANCIAL STATEMENTS


November 30, 2003



DIRECTORS

Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)


CONTENTS

Directors' report 2
Chairman's report 2
Portfolio changes (Unaudited) 5
Certain investment policies and restrictions 6
Report of independent public accountants 6
Schedule of investments 7
Statements of assets and liabilities 8
Statements of operations 9
Statements of surplus 10
Statements of changes in net assets 10
Notes to financial statements 11
Financial highlights 13
Supplementary information 13
Certain tax information for United States shareholders 14
Dividend reinvestment plan 16
Privacy notice 16
Forward-looking statements 17
Board of directors 18


OFFICERS

Robert J.A. Irwin, CHAIRMAN OF THE BOARD AND TREASURER
Ronald L. McCarthy, MANAGING DIRECTOR AND SOUTH AFRICAN SECRETARY
Chester A. Crocker, UNITED STATES SECRETARY
Paul K. Wustrack, Jr., ASSISTANT UNITED STATES SECRETARY
Dorothy Faith Kenny, ASSISTANT SOUTH AFRICAN SECRETARY

AUDITORS
Ernst & Young LLP, New York, NY, U.S.A.
Ernst & Young, Johannesburg, South Africa

COUNSEL
Werksmans, Johannesburg, South Africa
Kirkpatrick & Lockhart LLP, Washington, DC, U.S.A.

CUSTODIAN
J.P. Morgan Chase Brooklyn, NY, U.S.A.

SUBCUSTODIAN
Standard Bank of South Africa Limited
Johannesburg, South Africa

FUND ACCOUNTANTS
Kaufman Rossin & Co., PA
Miami, FL, U.S.A.

SHAREHOLDER SERVICES
LGN Associates
Florham Park, NJ, U.S.A.
(973) 377-3535

REGISTERED OFFICE
36 Wierda Road West, Sandton 2196,
South Africa
Website-http://www.asaltd.com

TRANSFER AGENT
EquiServe Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

COPIES OF THE SEMI-ANNUAL AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE REQUESTED FROM THE COMPANY, AT ITS REGISTERED OFFICE (011) 27-11 784-0500/1/2, OR FROM LGN ASSOCIATES, LAWRENCE G. NARDOLILLO, C.P.A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973) 377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY EQUISERVE TRUST COMPANY, N.A. OF ANY CHANGE OF ADDRESS.

DIRECTORS' REPORT (UNAUDITED)

The Directors submit herewith their report together with audited financial statements for the fiscal years ended November 30, 2003 and 2002.

     In addition to the financial statements there are statements setting forth:
(1) certain investment policies and restrictions, (2) portfolio changes during the year, (3) financial highlights for the fiscal years ended 1999 through 2003,
(4) supplementary information, (5) certain tax information for United States shareholders, (6) information regarding the Company's dividend reinvestment plan, (7) privacy notice and (8) forward-looking statements.

     ASA  Limited  is  incorporated  in  the  Republic  of  South  Africa.   The
accompanying financial statements are reported in United States dollars. (See Notes (l)B and (3) to the financial statements for additional information.)

     At November 30, 2003 the Company's net assets were equivalent to $51.54 per share. The closing price of our Company's stock was $47.16 per share at November 30, 2003, which represented a 8.5% discount to the net asset value. This compares with $33.48 per share at November 30, 2002 at which time the closing price was $30.06, a discount of 10.2% to the net asset value. For the fiscal year ended November 30, 2003 the net assets of the Company per share in United States dollar terms increased by 54%.

     Net investment income for the fiscal year ended November 30, 2003 was equivalent to $.84 per share, as compared to $.85 per share for the fiscal year ended November 30, 2002. There were no realized gains from investments for the fiscal year ended November 30, 2003 as compared to $.51 per share for fiscal year ended November 30, 2002. Net realized gain from foreign currency transactions was $.32 per share for the fiscal year ended November 30, 2003 as compared to a (loss) of ($1.13) per share for the fiscal year ended November 30, 2002.

     The Company paid dividends totaling $.80 per share in U.S. currency during the fiscal year ended November 30, 2003. For the fiscal year ended November 30, 2002, the dividend payments also totaled $.80 per share. (See Certain tax information for United States shareholders (pages 14 and 15) for further comments.)

CHAIRMAN'S REPORT (UNAUDITED)

THE GOLD BULLION MARKET

     Following the sound performance of the gold price during 2002, the price of gold bullion continued to rise in 2003. The gold price tracked from US$318/oz at the beginning of the fiscal year to US$398/oz at the end of November 2003. Technically, the gold price remains in an uptrend.

     The strong fundamentals for gold remain in place. The producers are continuing to de-hedge, although the pace of de-hedging slowed in the third quarter of 2003. The contango remained unattractive during the third quarter of 2003 and lease rates remain sluggish. A number of the larger producers have stated that they will reduce forward positions while the US dollar gold price remains high.

     The net position on the New York Mercantile Exchange (Comex) (which seems to correlate with the trend in the gold price) is long and has been in this position since the gold price bottomed in 2001. Recent supply and demand data shows that gold demand is being driven by net investment demand while fabrication demand has risen, chiefly in Turkey and India. Mine supply in the third quarter of 2003 was flat. Industry consolidation has continued during 2003, which augurs well for producer discipline.

     The U.S. dollar continues to weaken against the currencies of all of its trading partners of consequence. The dollar gold price obviously has been affected positively by this weakness. At the same time, gold priced in other major currencies has, at least for the past year, been much less buoyant. Strong U.S. economic statistics, strong equity markets and strong debt markets, at one time considered bullish for the dollar, no longer seem to provide support. As long as the dollar's decline continues, it is reasonable to expect that the price of gold will remain firm.


THE GOLD SHARE MARKET

     Despite the 25% rise in the dollar gold price during the fiscal year, the South African gold shares struggled to perform. The stronger rand dollar exchange rate offset the rise in the dollar gold price, and, as a result, the rand gold price fell 14% during the fiscal year. This, along with higher costs, led to narrowing margins at the South African gold mines. Lower profits were reflected in the share price performances.

     The share prices of Gold Fields and Harmony suffered reversals during the fiscal year with falls of 14.6% and 16.5% (in rand terms), respectively. AngloGold's share price rose by 23.6% (in rand terms) during the fiscal year but this rise occurred largely during November when the group was finalizing its merger with Ashanti. Gold Fields and Harmony concluded Black Economic Empowerment deals towards the end of fiscal 2003, but this corporate activity did not lead to a recovery in the share prices of these stocks.

     During the fiscal year the Philadelphia Stock Exchange gold and silver index (XAU) rose 73%, indicating that the North American gold producers performed strongly.

THE GOLD MINING INDUSTRY

     The trend of industry consolidation continued during 2003, both globally and in South Africa. The major deal of the year was the AngloGold and Ashanti merger. Early in the year Harmony merged with ARMgold (a South African gold producer). In November 2003, Harmony announced a deal whereby the assets of the Company together with those of African Rainbow Minerals Investments (a resource company) and Anglovaal Mining Ltd (Avmin) (a South African Mining House) are to form part of a scheme of arrangement. Arising out of this scheme, Anglovaal Mining's gold shareholdings in Avgold Ltd will be merged into Harmony and Armgold with Harmony's platinum assets reverting to Avmin. The Gold Fields transaction involves the sale of 15% of Gold Fields' South African assets to Mvelaphanda Resources. Both the Harmony and Gold Fields deals are Black Economic Empowerment transactions.

THE PLATINUM INDUSTRY

     At the end of the fiscal year, the platinum price was US$765/oz, which is up 29% from the price at the start of the year. Estimates of supply and demand by the platinum companies in South Africa suggest that the market should remain in deficit for 2003 and therefore, the price is expected to remain robust.

     The demand for autocatalysts should enjoy longer-term growth, because demand for catalysts in China is strong as is the growth potential in diesel catalysts in Europe. Jewelry demand in China grew strongly in 2002, but this market is price sensitive and demand may slip in 2003 due to the current high price.

     The stronger rand offset the strong performance of the dollar platinum price, and therefore the action of the share prices was disappointing during fiscal 2003. Anglo American Platinum lost 18.9% while Impala gained a mere 3.0% during the period.

PORTFOLIO MOVEMENTS

     During fiscal 2003 the Company increased its holding in Placer Dome, and made a new acquisition in Avgold, a well known and long established gold mining company in South Africa. Avgold is mining an ore body of exceptional value with cash costs of US$175/oz. In its latest annual report, its Chairman had this to say:

     "We own and will have access to the last unexploited gold area located between two of the largest gold fields in the world: the Klerksdorp and Welkom gold fields. This is one of the most extensive undeveloped gold resources in the world."

     As mentioned above, the company is expected to be merged into Harmony.

ECONOMIC ENVIRONMENT

     The South African mining companies have begun to implement the requirements of the Socio-Economic Empowerment Charter. Although the companies can fulfill the requirements of the charter through a scorecard approach, there have been a number of headline-capturing empowerment ownership deals during the year. These empowerment deals are expected to fulfill the ownership criteria outlined in the charter. These are important deals as failure to fulfill the obligations of the Charter could result in the government withholding the new mining rights. As noted above, Gold Fields has recently announced its deal with Mvelaphanda, while Harmony has been instrumental in the Avmin, ARMgold and Harmony tie-up. Impala Platinum, in partnership with Lonmin PLC, has also announced a major Black Economic Empowerment deal.

     The Money Bill outlining the royalty payments that must be made by the industry has been published and should be passed by Parliament in 2004. At present, different minerals will carry different royalties, with gold mines expected to pay 3% of revenue and platinum mines 4%.

     The Finance Minister's GDP growth target of 2.2% in 2003 is unlikely to be achieved as a result of downward revisions (by the South African statistical authorities) to growth in the first and second quarters. GDP growth in the second quarter was revised down from 1.1% to 0.5% while growth in the first quarter was revised down from 1.5% to 0.9% on a seasonally adjusted annualized basis. Third quarter growth, at 1.1%, was held back by a contraction in the agricultural sector and lower exports as a result of the strong rand.

     The rand has strengthened from ZAR9.28 per USD at the start of the fiscal year to ZAR6.39 per USD at the end of November. This strengthening has negatively impacted South African exporters and mining companies. The strong rand has capped revenue, while high cost inflation brought about by the weak rand last year has contributed to narrowing margins.

     Inflation, as measured by the CPIX (consumer prices less mortgage payments) has fallen sharply to a record low of 4.4% in October. This is within the Reserve Bank's 3% to 6% target range. Producer prices, as recorded by the PPI, fell 1.8% in October 2003. Producer price deflation and lower consumer inflation is a function of the strong rand and tight monetary policy. In 2002, the Reserve Bank hiked interest rates by 400 basis points, but has recently begun to lower interest rates with a 150 basis points drop in October 2003. The market believes that further interest rate cuts are possible.

THE COMPANY'S TAX STATUS

     On December 17, 2003 the South African Income Tax Act of 1962 was amended by the Revenue Laws Amendment Bill 71 of 2003 and signed into law by the President of South Africa. This amendment extends until November 30, 2004 the Company's exemptions from certain taxes imposed in South Africa. Shareholders' attention is directed to Note 2 to the Financial Statements.

     The Company announced earlier this year that, in view of its tax situation, it had filed an application for an exemptive order with the Securities and Exchange Commission to permit the Company to move from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda. The move would not involve any material change in the Company's investment policies. The relocation to Bermuda is subject to a number of conditions, including (1) receiving the requested relief from the Securities and Exchange Commission; (2) receiving approval to list the shares of the new Bermuda company on the New York Stock Exchange; and (3) satisfying shareholder approval requirements. No assurance can be given that these conditions will be satisfied.

                                    *   *   *

     THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON FRIDAY, FEBRUARY 6, 2004 AT 10:00 A.M. AT THE OFFICES OF UBS SECURITIES LLC 1285 AVENUE OF THE AMERICAS, 14TH FLOOR, NEW YORK, NEW YORK USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.




                                        ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD
                                          AND TREASURER

        [The tables below represent line charts in the printed report.]

PHILADELPHIA GOLD & SILVER INDEX (XAU): Monthly average price (unaudited)


"2000"                "2001"                 "2002"                 "2003"

44                      49                     58                     78
51                      48                     66                     73
                        51                     65                     66
                        52                     71                     66
                        59                     81                     72
                        57                     78                     78
                        54                     69                     79
                        56                     65                     87
                        57                     73                     93
                        55                     63                     94
                        53                     66                    101
                        54                     74

LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce (unaudited)

"2000"               "2001"                 "2002"                 "2003"

269                    266                    282                    357
258                    262                    296                    359
                       263                    294                    341
                       260                    303                    328
                       272                    314                    356
                       270                    321                    357
                       267                    313                    351
                       272                    310                    360
                       283                    319                    379
                       283                    317                    379
                       276                    319                    390
                       276                    332


================================================================================

PORTFOLIO CHANGES (UNAUDITED)                                NUMBER OF SHARES
                                                             ----------------
NET CHANGES DURING THE YEAR ENDED NOVEMBER 30, 2003      INCREASE       DECREASE
                                                         -----------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      Anglogold Limited                                  1 194 917(1)
      Avgold Limited                                     2 671 230
      Placer Dome Incorporated                             100 000
      Compania de Minas Buenaventura--ADRs                 450 000(2)

(1) Received as 2 for 1 Stock Split, effective December 27, 2002.
(2) Received as 2 for 1 Stock Split, effective November 12, 2003.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS (UNAUDITED)

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in the Company's Memorandum of Association (Charter), Articles of Association (By-Laws) and Registration Statement under the United States Investment Company Act of 1940, each as amended:

1. To invest over 50% of the value of its total assets in the common shares or securities convertible into common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage. The balance of the Company's total assets, other than minor amounts which may be held in cash, may (i) be invested in common shares or securities convertible into common shares of companies engaged in other business of varied types in the Republic of South Africa, (ii) be held in the form of gold bullion or certificates of deposit therefor to be purchased, directly or indirectly, with South African rand (provided that the Company's holdings in the form of gold bullion or certificates of deposit therefor may not exceed 25% of the value of the Company's total assets) and/or (iii) be invested in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (provided that the Company's investment in such companies may not exceed 20% of the value of the Company's total assets). If investment considerations warrant, the Company may deviate from the foregoing to the extent it temporarily holds its assets in cash, cash equivalents or securities issued or guaranteed by the Government of South Africa (South African Government Securities).

2. Not to invest in securities, except South African government securities, of any issuer if as a result over 20 per cent in value of the Company's total assets would at the time be invested in securities of such issuer provided that no more than 40 per cent of the Company's assets would at the time be invested in securities of companies, each of which exceeds 10 per cent of such value.

3. Not to invest in securities of any class of any issuer (except securities of or guaranteed by the Government of South Africa or an instrumentality thereof) if as a result the Company would at the time own over 10 per cent of such securities outstanding.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of
Directors of ASA Limited:

     We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of November 30, 2003 and 2002, including the schedule of investments as of November 30, 2003, and the related statements of operations, surplus and changes in net assets, financial highlights and supplementary information for each of the two years in the period ended November 30, 2003. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits. The financial highlights for years presented prior to November 30, 2002 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the confirmation of securities owned as of November 30, 2003 and 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of November 30, 2003 and 2002, the results of its operations, the surplus and changes in its net assets, financial highlights and supplementary information for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                    Ernst & Young LLP
                                    New York, N.Y., U.S.A.

                                    Ernst & Young
                                    Johannesburg, SA
December 23, 2003

SCHEDULE OF INVESTMENTS
(NOTE 1)

November 30, 2003


--------------------------------------------------------------------------------
                                            Number of                 Percent of
      Name of Company                          Shares   Market Value  Net Assets
--------------------------------------------------------------------------------
ORDINARY SHARES OF GOLD MINING COMPANIES
AUSTRALIAN GOLD MINES
Newcrest Mining Limited - ADRs              3 000 000   $ 28 500 000        5.8%
--------------------------------------------------------------------------------
                                                          28 500 000        5.8
--------------------------------------------------------------------------------
UNITED STATES GOLD MINES
Newmont Mining Corporation                    520 368     25 050 516        5.1
--------------------------------------------------------------------------------
                                                          25 050 516        5.1
--------------------------------------------------------------------------------
SOUTH AFRICAN GOLD MINES
Anglogold Limited                           2 389 894    114 544 340       23.2
Avgold Limited                              2 671 230      4 178 605         .8
Gold Fields Limited                        10 344 977    142 407 297       28.8
Harmony Gold Mining Company Limited             1 336         21 150         --
Harmony Gold Mining Company Limited - ADRs  2 166 400     34 294 112        6.8
--------------------------------------------------------------------------------
                                                         295 445 504       59.6
--------------------------------------------------------------------------------
CANADIAN GOLD MINES
Barrick Gold Corporation                      730 000     16 308 200        3.3
Placer Dome Incorporated                    1 065 312     19 335 413        3.9
--------------------------------------------------------------------------------
                                                          35 643 613        7.2
--------------------------------------------------------------------------------
SOUTH AMERICAN GOLD MINES
Compania de Minas Buenaventura - ADRs         900 000     26 199 000        5.3
--------------------------------------------------------------------------------
                                                         410 838 633       83.0
--------------------------------------------------------------------------------
ORDINARY SHARES OF OTHER COMPANIES
SOUTH AFRICAN MINING
Anglo American PLC                          1 280 000     27 281 392        5.5
Anglo American Platinum Corporation Limited   820 500     35 168 123        7.1
Impala Platinum Holdings Limited              262 700     24 656 497        5.0
--------------------------------------------------------------------------------
                                                          87 106 012       17.6
--------------------------------------------------------------------------------
Total investments                                        497 944 645      100.6
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES                    (3 160 556)       (.6)
--------------------------------------------------------------------------------
Net assets                                              $494 784 089      100.0%
--------------------------------------------------------------------------------


There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES





--------------------------------------------------------------------------------

                                                    November 30,    November 30,
ASSETS                                                     2003            2002
--------------------------------------------------------------------------------

Investments, at market value (Note 1)
  Gold mining companies -
    Cost $125 445 039 in 2003
         $120 148 921 in 2002                      $410 838 633    $253 534 199
  Other companies -
    Cost $26 678 003 in 2003 and 2002                87 106 012      63 462 990
--------------------------------------------------------------------------------
                                                    497 944 645     316 997 189
--------------------------------------------------------------------------------
Cash                                                  6 864 615       8 225 357
Dividends and interest receivable                       175 216         138 999
Other assets                                            177 852          31 885
--------------------------------------------------------------------------------
Total assets                                        505 162 328     325 393 430
--------------------------------------------------------------------------------


LIABILITIES
--------------------------------------------------------------------------------
Accounts payable and accrued liabilities                612 977         289 074
Payable for securities purchased                      1 027 362              --
Current year South African tax liability                121 313         219 954
Deferred South African tax liability                  8 616 587       3 461 175
--------------------------------------------------------------------------------
Total liabilities                                    10 378 239       3 970 203
--------------------------------------------------------------------------------
NET ASSETS (SHAREHOLDERS' INVESTMENT)               494 784 089     321 423 227
--------------------------------------------------------------------------------
Ordinary (common) shares R 0.25 nominal (par) value
  Authorized: 24 000 000 shares
  Issued and Outstanding: 9 600 000 shares            3 360 000       3 360 000
Share premium (capital surplus)                      27 489 156      27 489 156
Undistributed net investment income                  59 083 301      58 663 135
Undistributed net realized (loss) from foreign
  currency transactions                             (48 181 979)    (51 220 869)
Undistributed net realized gain from investments    115 112 525     115 112 525
Net unrealized appreciation on investments          337 205 016     166 709 091
Net unrealized appreciation on translation of
  assets and liabilities in foreign currency            716 070       1 310 189
--------------------------------------------------------------------------------
Net assets                                         $494 784 089    $321 423 227
--------------------------------------------------------------------------------
Net assets per share                                     $51.54          $33.48
--------------------------------------------------------------------------------


The closing price of the Company's shares on the New York Stock
Exchange was $47.16 and $30.06 on November 30, 2003 and 2002, respectively.


The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS


Years ended November 30, 2003 and 2002

--------------------------------------------------------------------------------

                                                           2003            2002
--------------------------------------------------------------------------------
Investment income
  Dividend income                                  $ 10 947 308    $ 10 423 088
  Interest income                                       704 772         499 036
--------------------------------------------------------------------------------
    Total investment income                          11 652 080      10 922 124
--------------------------------------------------------------------------------
Expenses
  Shareholders' report and proxy expenses               122 387         103 129
  Directors' fees and expenses                          462 872         538 420
  Salaries and benefits                                 468 678         297 796
  Other administrative expenses                         442 500         373 250
  Transfer agent, registrar and custodian               127 291         107 433
  Professional fees and expenses                      1 023 897         511 274
  Insurance                                             144 417         104 595
  Contributions                                         117 619          80 793
  Other                                                 347 267         311 444
--------------------------------------------------------------------------------
    Total expenses                                    3 256 928       2 428 134
--------------------------------------------------------------------------------
 Net investment income before South African tax       8 395 152       8 493 990
 South African tax                                     (294 986)       (376 213)
--------------------------------------------------------------------------------
 Net investment income                                8 100 166       8 117 777
--------------------------------------------------------------------------------
Net realized gain from investments
  Proceeds from sales                                        --      13 409 630
  Cost of securities sold                                    --      (8 399 743)
  South African tax                                          --         (71 956
--------------------------------------------------------------------------------
Net realized gain from investments                           --       4 937 931
--------------------------------------------------------------------------------
Net realized gain (loss) from foreign currency
 transactions
  Investments                                                --      (9 832 299)
  Foreign currency                                    1 399 249         505 300
  South African tax refund (tax)                      1 639 641      (1 515 713)
--------------------------------------------------------------------------------
Net realized gain (loss) from foreign
 currency transactions                                3 038 890     (10 842 712)
--------------------------------------------------------------------------------
Net increase in unrealized appreciation
 on investments
  Balance, beginning of year                        170 170 266      53 028 160
  Balance, end of year                              345 821 603     170 170 266
--------------------------------------------------------------------------------
Increase                                            175 651 337     117 142 106
Deferred South African tax                           (5 155 412)     (3 461 175)
--------------------------------------------------------------------------------
Net increase in unrealized appreciation
  from investments                                  170 495 925     113 680 931
--------------------------------------------------------------------------------
Net increase (decrease) in unrealized
 appreciation on translation of assets and
 liabilities in foreign currency                       (594 119)        743 200
South African tax benefit                                    --       1 521 577
--------------------------------------------------------------------------------
Net increase (decrease) in unrealized
 appreciation on translation of assets and
 liabilities in foreign currency                       (594 119)      2 264 777
--------------------------------------------------------------------------------
Net realized and unrealized gain from investments
 and foreign currency transactions                  172 940 696     110 040 927
--------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                                   $181 040 862    $118 158 704
--------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS


Years ended November 30, 2003 and 2002
--------------------------------------------------------------------------------

                                                    November 30,    November 30,
STATEMENTS OF SURPLUS                                      2003            2002
--------------------------------------------------------------------------------
Share premium (capital surplus)
    Balance, beginning and end of year             $ 27 489 156    $ 27 489 156
--------------------------------------------------------------------------------
Undistributed net investment income
    Balance, beginning of year                     $ 58 663 135    $ 58 225 358
    Net investment income for the year                8 100 166       8 117 777
    Dividends paid                                   (7 680 000)     (7 680 000)
--------------------------------------------------------------------------------
    Balance, end of year                           $ 59 083 301    $ 58 663 135
--------------------------------------------------------------------------------
Undistributed net realized (loss) from
  foreign currency transactions
    Balance, beginning of year                     $(51 220 869)   $(40 378 157)
    Net realized gain (loss) for the year             3 038 890     (10 842 712)
--------------------------------------------------------------------------------
    Balance, end of year                           $(48 181 979)   $(51 220 869)
--------------------------------------------------------------------------------
Undistributed net realized gain from investments
    (Computed on identified cost basis)
    Balance, beginning of year                     $115 112 525    $110 174 594
    Net realized gain for the year                           --       4 937 931
--------------------------------------------------------------------------------
    Balance, end of year                           $115 112 525    $115 112 525
--------------------------------------------------------------------------------
Net unrealized appreciation on investments
    Balance, beginning of year                     $166 709 091    $ 53 028 160
    Net increase for the year                       170 495 925     113 680 931
--------------------------------------------------------------------------------
    Balance, end of year                           $337 205 016    $166 709 091
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities in
  foreign currency
    Balance, beginning of year                     $  1 310 189    $  (954 588)
    Net unrealized appreciation (depreciation)
      for the year                                     (594 119       2 264 777
--------------------------------------------------------------------------------
    Balance, end of year                           $    716 070    $  1 310 189
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                        2003            2002
--------------------------------------------------------------------------------
Net investment income                              $  8 100 166    $  8 117 777
Net realized gain from investments                           --       4 937 931
Net realized gain (loss) from foreign currency
  transactions                                        3 038 890     (10 842 712)
Net increase in unrealized appreciation
   on investments                                   170 495 925     113 680 931
Net unrealized appreciation (depreciation) on
  translation of assets
  and liabilities in foreign currency                  (594 119       2 264 777
--------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                   181 040 862     118 158 704
Dividends paid                                       (7 680 000)     (7 680 000)
--------------------------------------------------------------------------------
Net increase in net assets                          173 360 862     110 478 704
Net assets, beginning of year                       321 423 227     210 944 523
--------------------------------------------------------------------------------
Net assets, end of year                            $494 784 089    $321 423 227
--------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS


Years ended November 30, 2003 and 2002

1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  The following is a  summary  of the Company's significant accounting policies:


A.   INVESTMENTS

Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation from investments. The net realized gain or loss from the sale of securities is determined on the identified cost basis.

     Quoted market value of those shares traded represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.


B.   EXCHANGE GAINS AND LOSSES

The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.


C.   SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 2003 there were no sales of securities and purchases of securities amounted to $5,296,118. During the year ended November 30, 2002 sales of securities amounted to $13,409,639 and purchases of securities amounted to $19,129,051. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.


D.   DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.


E.   USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

2. TAX STATUS OF THE COMPANY Pursuant to the South African Income Tax Act, as amended, the Company is subject to tax on dividends received from sources other than South Africa. In addition, in terms of the residence based system of taxation, beginning with the fiscal year ended November 30, 2002, the Company is subject to tax on interest earned on cash deposits. A provision for South African taxes of $294,986 and $376,213 for these items has been included in the accompanying financial statements for the fiscal years ended November 30, 2003 and November 30, 2002, respectively.

     In addition, the Company had previously provided for and paid taxes on foreign exchange gains. However, the Company was assessed by the South African Revenue Service ("SARS") on the basis that it is exempt from tax on foreign exchange gains and in November 2003, after the completion of a refund audit performed by SARS, the Company received a refund in respect of the overpayment of tax in the amount of $1,639,641, plus interest.

     A tax provision of -0- and $71,956 has been included in the accompanying financial statements for realized capital gains during the fiscal years ended November 30, 2003 and November 30, 2002, respectively. Also, a deferred tax liability of $8,616,587 and $3,461,175 has been included for the tax on unrealized capital gains on securities for the fiscal years ended November 30, 2003 and November 30, 2002, respectively.

     SARS has held that, effective October 1, 2001, the Company became subject to a tax on capital gains realized since that date on the disposal of South African and foreign securities. However, after numerous representations with SARS as well as the Treasury Department, the Company has been successful in negotiating relief from this tax. On December 17, 2003, the South

African Income Tax Act of 1962 was amended by the Revenue Laws Amendment Bill 71 of 2003 and signed into law by the President of South Africa. This amendment provides the Company with an exemption from the Capital Gains Tax until November 30, 2004.

     The Company has commenced actions necessary to relocate its place of business to Bermuda before the expiration of its exemption. (See Note 5.) While it is management's intention to complete this relocation before the November 30, 2004 expiration date, no assurance can be given that all conditions will be satisfied. Therefore, the Company will continue to provide deferred South African tax on unrealized capital gains on securities subsequent to November 30, 2003.

     The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The difference are caused primarily by the separate line items reporting for financial statement purposes of foreign exchange gains or losses. See pages 14 and 15 for additional tax information for United States shareholders.

3 CURRENCY EXCHANGE There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4 RETIREMENT PLANS Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the years ended November 30, 2003 and 2002 there were no covered employees under the plan and, consequently, no retirement expense was incurred.

     In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

     The Board of Directors approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002 and $45,000 in March 2003. As a result, the Company has recorded expense amounts of $41,562 and $29,688 for the years ended November 30, 2003 and November 30, 2002, respectively.

     The Company has an asset in the amount of $145,000 related to the retirement obligation liability of $315,900 as of November 30, 2003.

5 COMPANY REORGANIZATION The Company announced earlier this year that, in view of its tax situation, it had filed an application for an exemptive order with the Securities and Exchange Commission to permit the Company to move from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda. The move would not involve any material change in the Company's investment policies. The relocation to Bermuda is subject to a number of conditions, including (1) receiving the requested relief from the Securities and Exchange Commission; (2) receiving approval to list the shares of the new Bermuda company on the New York Stock Exchange and (3) satisfying shareholder approval requirements. No assurance can be given that these conditions will be satisfied.

     In   connection   with  the   reorganization,   the  Company  has  incurred
approximately $575,000 in legal and other professional fees as of November 30, 2003.

6    COMMITMENTS   The Company's lease for office space in  Johannesburg expired in February 2003. The Company has renewed the lease for a two year period at an annual cost of approximately $55,000.

FINANCIAL HIGHLIGHTS

                                                                                           Year Ended November 30
--------------------------------------------------------------------------------------------------------------------------------
                                                                        2003         2002         2001         2000         1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  33.48     $  21.97     $  17.58     $  22.51     $  19.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    .84          .85         1.00          .61          .58
Net realized gain from investments                                        --          .51         3.05         1.00          .62
Net realized gain (loss) from foreign currency transactions              .32        (1.13)        (.24)       (1.02)        (.95)
Net increase (decrease) in unrealized appreciation on investments      17.76        11.84         1.40        (4.88)        3.84
Net unrealized appreciation (depreciation) on translation of
  assets and liabilities in foreign currency                            (.06)         .24         (.02)        (.04)         .01
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        18.86        12.31         5.19        (4.33)        4.10
Less dividends                                                          (.80)        (.80)        (.80)        (.60)        (.60)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $  51.54     $  33.48     $  21.97     $  17.58     $  22.51
================================================================================================================================

Market value per share, end of year                                   $47.16       $30.06       $19.83       $14.56      $19.125


TOTAL INVESTMENT RETURN(1)
Based on market value per share                                        59.91%       55.72%       41.76%      (21.06%)       3.44%


RATIOS TO AVERAGE NET ASSETS(1)
Expenses                                                                 .84%         .91%        1.10%        1.15%        1.13%
Net investment income                                                   2.09%        2.63%        4.61%        3.06%        3.02%


SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                               $494 784     $321 423     $210 944     $168 726     $216 051
Portfolio turnover rate                                                   --         4.41%       11.18%        7.43%        6.66%

Per share calculations are based on the 9,600,000 shares outstanding.

(1)  Determined in U.S. dollar terms.



SUPPLEMENTARY INFORMATION

Years ended November 30, 2003 and 2002

--------------------------------------------------------------------------------------------------------------------------------
CERTAIN FEES INCURRED BY THE COMPANY                                                     2003                          2002
--------------------------------------------------------------------------------------------------------------------------------
Directors' fees                                                                        $288 500                     $ 220 000
Officers' remuneration                                                                  500 220                       285 018
Ranquin Associates (a company of which an officer is an affiliated person)               37 800                        35 000
Auditors                                                                                110 000                        50 000
--------------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2002.


Year ended November 30                         Per year                  Per day
--------------------------------------------------------------------------------
1964                                             $ .042                  $.00012
--------------------------------------------------------------------------------
1965                                               .067                   .00019
--------------------------------------------------------------------------------
1966                                               .105                   .00029
--------------------------------------------------------------------------------
1967                                               .277                   .00076
--------------------------------------------------------------------------------
1968                                               .241                   .00066
--------------------------------------------------------------------------------
1969                                               .461                   .00126
--------------------------------------------------------------------------------
1970                                               .218                   .00060
--------------------------------------------------------------------------------
1971                                               .203                   .00056
--------------------------------------------------------------------------------
1972                                               .445                   .00122
--------------------------------------------------------------------------------
1973                                               .497                   .00136
--------------------------------------------------------------------------------
1974                                              1.151                   .00316
--------------------------------------------------------------------------------
1975                                               .851                   .00233
--------------------------------------------------------------------------------
1976                                               .370                   .00101
--------------------------------------------------------------------------------
1977                                               .083                   .00023
--------------------------------------------------------------------------------
1978                                               .357                   .00098
--------------------------------------------------------------------------------
1979                                               .219                   .00060
--------------------------------------------------------------------------------
1980                                              1.962                   .00538
--------------------------------------------------------------------------------
1981                                               .954                   .00261
--------------------------------------------------------------------------------
1982                                               .102                   .00028
--------------------------------------------------------------------------------
1983                                                -0-                      -0-
--------------------------------------------------------------------------------
1984                                                -0-                      -0-
--------------------------------------------------------------------------------
1985                                             (.151)                 (.00041)
--------------------------------------------------------------------------------
1986                                                -0-                      -0-
--------------------------------------------------------------------------------
1987                                                -0-                      -0-
--------------------------------------------------------------------------------

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987*. The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, or (2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of his Company shares will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

     As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as a distribution by the Company for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years.** If the Company makes an excess distribution in a taxable year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend (see above), with no interest charge.

     If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraphs generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election

----------

* Because the Company is a PFIC, dividends it pays will not qualify for the recently enacted 15% maximum U.S. federal income tax rate on dividends that individuals receive.

** For example, the Company made annual distributions of $.80, $.80 and $.60 per share during the taxable years ended November 30, 2002, 2001 and 2000, respectively, an average per year of $.733 per share. Accordingly, any distribution in excess of $.917 per share (125% of $.733) would be treated as an excess distribution for the taxable year ended November 30, 2003. (All amounts in U.S. currency.)

will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

     Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2002 and who files his tax return on the basis of a calendar year may make a QEF election on his 2003 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2002 may also make the QEF election on his 2003 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

     The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

     In early 2004 the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2003 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

     Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

     Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT PLAN

EquiServe Trust Company, N.A. ("EquiServe") has been engaged to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the Plan by signing an authorization. The authorization appoints EquiServe as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

     For the purpose of making purchases, EquiServe will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

     For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to EquiServe) prior to each purchase of shares. Shareholder sales of shares held by EquiServe in the Plan are subject to a fee of $10.00 plus applicable brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by EquiServe for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

     Participation in the Plan may be terminated by a participant at any time by written instructions to EquiServe. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

     Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

     To participate in the Plan an investor may not hold his or her shares in a "street name" brokerage account.

     Additional information regarding the Plan may be obtained from EquiServe Dividend Reinvestment Plan, 150 Royall St., Canton, MA 02021. Information may
also be obtained by calling EquiServe's Telephone Response Center at 800-446-2617 between 8:30 a.m. and 5 p.m., Eastern time, Monday through Friday.


--------------------------------------------------------------------------------
PRIVACY NOTICE

     ASA Limited (the "Company") is committed to protecting the financial privacy of its shareholders.

     We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders' share accounts, to process transactions, to comply with shareholders' requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder's name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company's shareholders and former shareholders.

     We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders' accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

--------------------------------------------------------------------------------
FORWARD-LOOKING STATEMENTS

     This report contains "forward-looking statements" within the meaning of The Securities Act of 1933 and The Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management's plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company's portfolio, the conditions in the U.S., South Africa and other international securities and foreign exchange markets, the price of gold, platinum and other precious metals, changes in tax law and the Company's efforts to move from South Africa to Bermuda.

THE BOARD OF DIRECTORS OF ASA LIMITED


Each of the individuals listed below serves as a director for ASA Limited. The address of each director is c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932.


INTERESTED DIRECTORS

ROBERT J.A. IRWIN (76)
Position held with the Company: Chairman & Treasurer
Director since: 1987
Principal Occupations During Past 5 Years: Chairman of ASA Limited Other Directorships held by Director: Former Director of Niagara Share
  Corporation

CHESTER A. CROCKER (62)
Position held with the Company: Director and U.S. Secretary since 1999 Director since: 1996
Principal Occupations During Past 5 Years: James R. Schlesinger Professor of
  Strategic Studies, School of Foreign Service, Georgetown University; President of Crocker Group (consultants)
Other Directorships held by Director: Chairman and Director of United States
  Institute of Peace, Director of Ashanti Goldfields, Ltd., Director of Africa Holdings Ltd., Director of Modern Africa Growth & Income Fund

RONALD L. MCCARTHY (70)
Position held with the Company: Director and Managing Director since 1988 Director since: 1988
Principal Occupations During Past 5 Years: Managing Director of ASA Limited Other Directorships held by Director: None


--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

HENRY R. BRECK (66)
Position held with the Company: Director
Director since: 1996
Principal Occupations During Past 5 Years: Chairman and a director of Ark
  Asset Management Co., (registered investment adviser)
Other Directorships held by Director: Director of Butler Capital Corp.

HARRY M. CONGER (73)
Position held with the Company: Director
Director since: 1984
Principal Occupations During Past 5 Years: Chairman and CEO Emeritus of
  Homestake Mining Company
Other Directorships held by Director: Director of Apex Silver Mines, Trustee of the California Institute of Technology

JOSEPH C. FARRELL (68)
Position held with the Company: Director
Director since: 1999
Principal Occupations During Past 5 Years: Chairman, President and CEO of
  The Pittston Company
Other Directorships held by Director: Director of Universal Corporation

JAMES G. INGLIS (59)
Position held with the Company: Director
Director since: 1998
Principal Occupations During Past 5 Years: Chairman of Melville Douglas
  Investment Management (Pty) Ltd.
Other Directorships held by Director: None

MALCOLM W. MACNAUGHT (66)
Position held with the Company: Director
Director since: 1998
Principal Occupations During Past 5 Years: Former Vice President
  and Portfolio Manager at Fidelity Investments
Other Directorships held by Director: Director of Meridian Gold Corporation

ROBERT A. PILKINGTON (58)
Position held with the Company: Director
Director since: 1979
Principal Occupations During Past 5 Years: Investment banker and
  Managing Director of UBS Securities LLC or predecessor companies since 1985 Other Directorships held by Director: Director of Avocet Mining PLC

A. MICHAEL ROSHOLT (83)
Position held with the Company: Director
Director since: 1982
Principal Occupations During Past 5 Years: Chairman of the National Business
  Initiative (South Africa), a non-profit organization
Other Directorships held by Director: Former Chairman of Barlow Rand Limited

Item 2.  Code of Ethics.

         (a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the registrant's code of ethics is filed herewith.

         (c) During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

         (d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.


Item 3.  Audit Committee Financial Expert.

         The registrant's board of directors has determined that Malcolm W. MacNaught is an "audit committee financial expert" as defined in Item 3 to Form N-CSR. Mr. MacNaught has 35 years of experience evaluating and analyzing investments and was Vice President and portfolio manager at Fidelity Investments from 1968 until his retirement in 1996. He has served on registrant's Audit Committee for five years and is Chairman thereof. He also served as chairman of the audit committee of another public company. Mr. MacNaught is an "independent" director pursuant to Item 3 to Form N-CSR.


Item 4.  Principal Accountant Fees and Services.

         Applicable only for reports covering fiscal years ending on or after December 15, 2003.


Item 5.  Audit Committee of Listed Registrants.

         Applicable only for reports covering periods ending on or after the earlier of (i) the first annual shareholder meeting after January 15, 2004 or
(ii) October 31, 2004.


Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

                                   ASA LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES

         The following is a statement of the proxy voting policies and procedures of ASA Limited.

         PROXY ADMINISTRATION

         ASA understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. ASA attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where ASA may not or cannot vote a proxy. For example, ASA may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

         Authority and responsibility to vote proxies with respect to ASA's portfolio securities has been delegated to the Chairman of the Board and, in the event of his inability to act, to the Managing Director of ASA. In evaluating proxy proposals, the Chairman (or Managing Director) may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the Chairman (or Managing Director), who is accountable to the Board of Directors of ASA.

         GENERAL PRINCIPLES

         In voting proxies, ASA will act solely in the best economic interests of its shareholders with the goal of maximizing the value of ASA's portfolio. These policies and procedures are designed to promote accountability of a portfolio company's management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company's managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the company's board of directors.

         ASA believes that the quality and depth of a portfolio company's management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company's management will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

         SPECIFIC POLICIES

         A.       ROUTINE MATTERS

                  1. ELECTION OF DIRECTORS. In general, ASA will vote in favor of management's director nominees if they are running unopposed. ASA believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, ASA will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management's nominees are opposed in a proxy contest, ASA will evaluate which nominee's publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

                  2. RATIFICATION OF SELECTION OF AUDITORS. In general, ASA will rely on the judgment of management in selecting the independent auditors, Nevertheless, ASA will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

                  3. STOCK OPTION AND OTHER EQUITY BASED COMPENSATION PLAN PROPOSALS. ASA will generally approve management's recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

         B. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS

                  Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. ASA will vote on a case-by-case basis on each transaction.

         C.       CHANGES IN CAPITAL STRUCTURE

                  ASA evaluates proposed capital actions on a case-by-case basis and will generally defer to management's business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and ASA's vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

         D.       ANTI-TAKEOVER PROPOSALS

                  In general, ASA will vote against any proposal which ASA believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

                              o   Stagger the board of directors;
                              o   Introduce cumulative voting;
                              o   Introduce unequal voting rights;
                              o   Create supermajority voting;
                              o   Establish preemptive rights.

                  In general, ASA will vote in favor of any proposals to reverse the above.

E.       SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

                  In general, ASA will vote in accordance with management's recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where ASA believes a proposal has substantial economic implications.

F.       CONFLICT OF INTEREST

                  In view of the fact that ASA is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of ASA's portfolio companies. ASA maintains a record of the affiliated persons of each director and officer of ASA including the Chairman and the Managing Director. The Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the Chairman (or the Managing Director) has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that ASA's vote was made solely in the interests of ASA and without regard to any other consideration.


                  Date: November 6, 2003


Item 8.           [Reserved]

Item 9.  Controls and Procedures.

         (a) The Chairman of the Board and Treasurer, in his capacities as principal executive officer and principal financial officer of registrant, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment company Act of 1940) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

         (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 10. Exhibits.

         (a) (1)  The code of ethics that is the subject of disclosure under
                  Item 2 hereof is attached hereto.

             (2) The certification required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended ("Investment Company Act"), is attached hereto.

         (b) The certification required by rule 30a-2(b) under the Investment Company Act, Rule 13a-14(b) under the Securities Exchange Act of 1934 ("Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         ASA LIMITED

Date:  January  9, 2004

                                         By: /s/ Robert J.A. Irwin
                                             -----------------------------------
                                             Robert J.A. Irwin
                                             Chairman of the Board and Treasurer

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.


Date:  January 9, 2004

                                            By: /s/  Robert J.A. Irwin
                                                ------------------------------
                                                Robert J.A. Irwin
                                                Chairman of the Board and
                                                Treasurer





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